UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2020

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, without par value	FREVS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed, on January 14, 2020, First Real Estate Investment Trust of New Jersey (the “Trust”) and certain of its affiliates (collectively, the “Sellers”) entered into a Purchase and Sale Agreement (as subsequently amended, the “Purchase and Sale Agreement”) with Sinatra Properties LLC (the “Purchaser”), which, as subsequently amended, provided for the sale by the Sellers to the Purchaser of 100% of the Sellers’ ownership interests in six real properties held by the Sellers in exchange for the purchase price described therein, subject to the terms and conditions of the Purchase and Sale Agreement.

On April 30, 2020, the Sellers delivered written notice to the Purchaser of the Sellers’ termination of the Purchase and Sale Agreement in accordance with its terms due to the occurrence of a “Purchaser Default” thereunder, based on the Purchaser’s failure to perform its obligations under the Purchase and Sale Agreement and close the transactions contemplated therein.

Upon the execution of the Purchase and Sale Agreement, the Purchaser delivered into escrow a deposit in the amount of $15 million (the “Deposit”), in the form of an unconditional, irrevocable letter of credit in such amount (the “Letter of Credit”). The Purchase and Sale Agreement provides that the Sellers’ exclusive remedy, in the event of a “Purchaser Default” and the termination of the Purchase and Sale Agreement, is the forfeiture of the Deposit to the Sellers as liquidated damages. Accordingly, contemporaneously with the Sellers’ delivery of the termination notice to the Purchaser, the Sellers delivered written notice to the escrow agent requesting that the escrow agent release the Letter of Credit from escrow and deliver same to the Sellers.

Section 8 – Other Events

Item 8.01 Other Events

As previously disclosed, on January 14, 2020, the Trust’s Board of Trustees adopted a Plan of Voluntary Liquidation with respect to the Trust (the “Plan of Liquidation”), which provided for the voluntary dissolution, termination and liquidation of the Trust by the sale, conveyance, transfer or delivery of all of the Trust’s remaining assets in accordance with the terms and conditions of the Plan of Liquidation and the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder. The Plan of Liquidation provided that it would become effective upon (i) approval by a majority of the votes cast by Trust’s shareholders present in person or represented by proxy at a duly called meeting of the Trust’s shareholders at which a quorum is present and (ii) the consummation of the transactions contemplated by the Purchase and Sale Agreement.

While the Plan of Liquidation received shareholder approval, as the Trust terminated the Purchase and Sale Agreement by written notice delivered to the Purchaser on April 30, 2020, and the transactions contemplated thereby will not be consummated, the Plan of Liquidation will not become effective, and the Trust will not proceed with the sale, conveyance, transfer or delivery of all of the Trust’s remaining assets as contemplated by the Plan of Liquidation that was adopted by the Board on January 14, 2020. The Board will nonetheless continue to evaluate ways in which to maximize shareholder value, including through sales of Trust assets.

Forward-Looking and Cautionary Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise and we may not be able to realize them. The following risks and uncertainties, among others, could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: industry and economic conditions; the Trust’s ability to exercise its remedies under the Purchase and Sale Agreement; the Trust’s dependence upon its external manager to conduct its business and achieve its investment objectives; unknown liabilities acquired in connection with acquired properties or interests in real estate-related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of the Trust’s properties, potential illiquidity of the Trust’s remaining real estate investments, condemnations, and potential damage from natural disasters); the financial performance of the Trust’s tenants; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Trust and its major tenants; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; risks associated with the Trust’s failure to maintain status as a REIT under the Internal Revenue Code of 1986, as amended; and other additional risks discussed in the Trust’s annual report on Form 10-K for the fiscal year ended October 31, 2019 and other reports filed with the Securities and Exchange Commission. The Trust expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)       Exhibits:

99.1       Press release dated May 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: May 1, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 1, 2020.